UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 11, 2013

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place
Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 11, 2013, the Board of Directors of Premier, Inc. (the “Company”) appointed to its Board of Directors Ellen C. Wolf, effective as of October 11, 2013, and Stephen R. D’Arcy, effective as of October 18, 2013.

Ms. Wolf, 59, served as Senior Vice President and Chief Financial Officer of American Water Works Company, Inc., the largest investor-owned U.S. water and wastewater company, from 2006 until May 2013. Previously, she served as Senior Vice President and CFO of USEC, Inc. beginning in December 2003 and as Vice President and CFO of American Water Works from 1999 to 2003.   Prior to that, since beginning her career in 1979, Ms. Wolf held various positions with increasing responsibility in corporate accounting, finance and business development.  She has served as a director of Airgas, Inc., a company listed on the New York Stock Exchange (“NYSE”), since 2008 and also serves on the board of the Philadelphia Zoo and a privately-held company.  Ms. Wolf obtained a bachelor’s degree from Duke University and a Master of Business Administration from the University of Pennsylvania.  The Company believes that Ms. Wolf’s qualifications to serve on the Company’s Board of Directors include her strong financial, corporate accounting, business development and leadership experience through her corporate senior executive positions, her previous service on the audit committee of another publicly-traded company and her current service on the audit and compensation committees of a privately-held company.  Ms. Wolf is a Class II director whose term will expire at the annual meeting of stockholders to be held in 2015.  Ms. Wolf has been appointed to serve on the Board’s Audit Committee and Nominating and Governance Committee.

Mr. D’Arcy, 58, has served as a Partner of Quantum Group LLC, an investment and consulting firm, since July 2010.  Previously, he worked for PricewaterhouseCoopers LLP, a multinational professional services firm, for 34 years, serving most recently as Global Automotive Leader from 2002 to 2010.  He served on the board of Vanguard Health Systems Inc., a company previously listed on the NYSE, from 2011 to 2013.  In addition, he currently serves on the board of Penske Corporation and the Michigan Economic Development Corporation and served as Non-Executive Chairman of the Board of Trustees of The Detroit Medical Center from 2006 to 2010.  Mr. D’Arcy obtained a bachelor’s degree in Business Administration from the University of Michigan.  The Company believes that Mr. D’Arcy’s qualifications to serve on the Company’s Board of Directors include his strong financial, corporate accounting, business development and leadership experience through his various corporate positions, his previous service as chairman of the audit committee of another public healthcare company and his service on the boards of several privately-held companies and enterprises.  Mr. D’Arcy is a Class I director whose term will expire at the annual meeting of stockholders to be held in 2014.  Mr. D’Arcy has been appointed to serve on the Board’s Audit Committee and Compensation Committee.

The Board has determined that each of Ms. Wolf and Mr. D’Arcy satisfies the independence requirements under the rules of the Securities and Exchange Commission (“SEC”) and that each is independent and financially literate for purposes of the NASDAQ corporate governance listing standards.  In connection with their appointment to the Board, Ms. Wolf and Mr. D’Arcy are expected to receive the compensation for “outside directors” set forth under the caption “Management—Director Compensation” in the Company’s Registration Statement on Form S-1 (File No. 333-190828), filed with the SEC on August 26, 2013, as amended, which description is incorporated herein by reference.  There are no arrangements or understandings between Ms. Wolf or Mr. D’Arcy and any other person pursuant to which either was selected to serve as a director of the Company, nor is either director a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointments of Ms. Wolf and Mr. D’Arcy to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

Board Committee Appointments

The Board of Directors has altered the composition of certain of its committees.  The current composition of the relevant committees is set forth in the table below:

	Audit Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee	Member Agreement Review Committee
Susan D. DeVore					X
Richard J. Statuto		X		X
Charles E. Hart, MD		X
Christine K. Cassel, MD*			Chair		X
Robert Issai			X
William E. Mayer*		Chair		X	Chair
Keith B. Pitts		X		Chair
Tomi S. Ryba			X
Terry Shaw				X
Susan S. Wang*†	Chair				X
Alan R. Yordy			X
Lloyd H. Dean		X
Peter S. Fine				X
Philip A. Incarnati				X
Ellen C. Wolf*	X		X
Stephen R. D’Arcy*	X	X

*  The Company’s Board of Directors has determined that these directors are independent for purposes of the NASDAQ corporate governance listing standards.

†  The Company’s Board of Directors has determined that Ms. Wang qualifies as an “audit committee financial expert” under the federal securities laws and regulations.

Use of Social Media

Our investors and others should note that we currently announce material financial and other information to our investors using SEC filings, press releases, public conference calls, our investor relations website and webcasts.  We use these channels as well as social media channels to announce information about the Company.  Consistent with SEC guidance regarding the use of social media channels to announce material and other information to investors, we are notifying investors, the media and others interested in the Company that in the future, we might choose to communicate material information through social media channels, and it is possible that the information we post on social media channels could be deemed to be material information.  Accordingly, we encourage investors, the media and others interested in the Company to review the information we post on the social media channels listed below:

•                                    Premier Twitter: www.twitter.com/PremierHA

•                                    Premier Facebook: www.facebook.com/premierhealthcarealliance

•                                    Premier LinkedIn: http://www.linkedin.com/company/premier-inc

•                                    Premier YouTube: http://www.youtube.com/user/premieralliance

•                                    Premier Blog: http://actionforbetterhealthcare.com/

•                                    Premier Instagram: http://instagram.com/premierha

•                                    Premier Foursquare: https://foursquare.com/premierha/home

Any updates to the list of social media channels we may use to communicate material information will be posted on the “Investors” page of the Company’s website at investors.premierinc.com.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
		Name:	Susan D. DeVore
		Title:	Chief Executive Officer and President

Date: October 18, 2013